Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2013, are as follows:

(in thousands)
2014	$123,807
2015	121,904
2016	111,455
2017	43,517
2018	23,210
Thereafter	42,208

Total future minimum lease payments	$466,101